EX-99.906CERT

                                 EXHIBIT 12 (b)
                           RULE 30a-2(b) CERTIFICATION





Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Seligman Time Horizon/Harvester Series, Inc. (the "Registrant"), do hereby certify, to such officer's knowledge, that:

     (1) The annual report on Form N-CSR of the Registrant for the fiscal year ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date:  March 8, 2005                /s/ BRIAN T. ZINO
                                    -----------------
                                    Brian T. Zino
                                    Chief Executive Officer





Date:  March 8, 2005                /s/ LAWRENCE P. VOGEL
                                    ---------------------
                                    Lawrence P. Vogel
                                    Chief Financial Officer